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                                                                 EXHIBIT 10.19.2

                                 AMENDMENT NO. 2



THIS AMENDMENT ("Amendment") is made and entered into effective this 1st day of July, 1999, by and between WILLIAMS COMMUNICATIONS, INC. D/B/A WILLIAMS NETWORK SERVICES ("Seller") and UNIVERSAL ACCESS, INC. ("Customer").

WHEREAS, Seller and Customer are parties to that certain Carrier Services Agreement, Contract No. 98R0613.00 which is dated June 29, 1998 as amended by Amendment No. 1 dated March 12, 1999, (together the "Agreement"); and

WHEREAS, Seller and Customer desire to amend the Agreement; and

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Seller and Customer agree to amend the Agreement as follows:

1.       Section 3.2 of the Agreement shall be amended to read as follows:

"The duration of this Agreement shall continue for a term of [***] years (the "Initial Term") from the Effective Date. This Agreement shall thereafter automatically renew for successive one-year periods (each, a "Renewal Term") unless canceled by either party by giving written notice of such cancellation not less than sixty (60) days before the end of the Initial Term, or any Renewal Term. Unless Customer is in default at the end of any applicable cure period, any Service being provided at the time of cancellation shall continue until the end of such Service as specified in the applicable Service Order upon the terms and conditions of this Agreement; provided that Customer may not order any new Service without first renewing this Agreement. The charges for Services or Ancillary Services during any such extension shall be the then current Seller charges."

2. Section 2.1 of the Private Line Service Schedule which is a part of the Agreement shall be amended to read as follows:

         "2.1 IXC. DS-1, DS-3, OC-3 and OC-12 and OC-48 On-Net Private Line Services shall be provided at the following rates:

               DS-1:  [***] per DS-0 V & H mile per month
               DS-3:  [***] per DS-0 V & H mile per month
               OC-3:  [***] per DS-0 V & H mile per month
               OC-12: [***] per DS-0 V & H mile per month
               OC-48: [***] per DS-0 V & H mile per month

         Notwithstanding the foregoing, the minimum monthly charges for Private Line Service shall be as follows:

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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
                             Minimum Monthly Charges
                           DS-1                [***]
                           DS-3                [***]
                           OC-3                [***]
                           OC-12               [***]
                           OC-48               [***]

         All other IXC rates will be determined on an individual case basis and will be set forth on the Service Order."

2. The pricing set fourth in Section 2 of this Amendment shall not apply to any existing Services being purchased by Customer (except as set forth in paragraph 3 of this Amendment) and shall only apply to and be reflected on new Service Orders placed by Customer after July 1, 1999. The above rates for new Service Orders placed by Customer after July 1, 1999 shall be reflected on Customer's July 1, 1999 invoice and Customer shall receive such pricing for any new Service Orders placed during the remainder of the Term of the Agreement.


3. Customer's Services ordered prior to July 1, 1999 (hereinafter "Existing Services") shall be re-priced based on the pricing set forth in
Section 2 of this Amendment going forward after July 1, 1999, on a revenue basis until Customer has achieved a total of [***] of new monthly recurring revenue with Seller. Such re-pricing shall occur as follows: for every new dollar of revenue that Customer generates with Seller after July 1, 1999, Seller shall re-price a corresponding amount of Existing Services beginning with Customer's most recently ordered circuits. (For example, if Customer generates $10,000 of new business, Seller will re-price $10,000 of Existing Services.) Customer shall receive such re-pricing of Existing Services the month following the month in which the new Service Order was placed by Customer.



4. Upon placement of a total of $[***] of new Service Orders by Customer after July 1, 1999, all of Customer's Existing Services shall be re-priced at the rates set forth in Section 2.1 of this Amendment No. 2. Customer shall receive such re-pricing of all Existing Services the month following the month in which the total of $[***] of new Service Orders are placed by Customer.


5. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above set forth.



WILLIAMS COMMUNICATIONS, INC.             UNIVERSAL ACCESS, INC.
 /s/   GORDON MARTIN
---------------------------------------    /s/ ROBERT J. POMMER
         (SIGNATURE)                      (SIGNATURE)
        Gordon Martin
---------------------------------------   /s/ ROBERT J. POMMER
         (PRINT)                          (PRINT)
Senior Vice President, Network Services
---------------------------------------   /s/ Chief Operating Officer
         (TITLE)                          (TITLE)



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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